UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 25, 2007, Jarden Corporation (“Jarden”) and K2 Inc. (“K2”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Jarden will acquire K2 through a merger of K2 and a newly formed, wholly owned subsidiary of Jarden.

A copy of the joint press release of Jarden and K2 announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING

INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including expectations of closing the transaction, accretion to Jarden’s post closing earnings, required approvals by K2 stockholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of K2 operations into Jarden will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of Jarden’s and K2’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Unless legally required, neither Jarden nor K2 undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Jarden and K2. In connection with such proposed business combination, Jarden will file a Registration Statement on Form S-4, K2 will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (“SEC”). Before making any voting or investment decisions, investors and security holders are urged to read the Form S-4 and proxy statement when they become available and any other relevant documents filed with the SEC because they will contain important information about the proposed transaction and related matters. When available, you will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Jarden free of charge by contacting Jarden’s Corporate Secretary at (914) 967-9400, 555 Theodore Fremd Avenue, Rye, NY 10580. You may obtain documents filed with the SEC by K2 free of charge by contacting K2’s Corporate Secretary at (760) 494-1000, 5818 El Camino Real, Carlsbad, CA 92008.

Jarden, K2 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from K2’s stockholders in connection with the transactions contemplated by the merger agreement. Information about the directors and executive officers of Jarden and their ownership of Jarden stock is set forth in the proxy statement for Jarden’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2007 and available free of charge as indicated above. Information about the directors and executive officers of K2 and their ownership of K2 stock is set forth in the proxy statement for K2’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2007 and available free of charge as indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

99.1	Press release issued jointly by Jarden Corporation and K2 Inc., dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2007

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press release issued jointly by Jarden Corporation and K2 Inc., dated April 25, 2007.